GLOBAL X FUNDS
(the "Trust")

Global X NASDAQ China Technology ETF
Global X MSCI Colombia ETF
Global X Next Emerging & Frontier ETF
Global X Copper Miners ETF
Global X Uranium ETF
Global X Lithium & Battery Tech ETF
Global X Fertilizers/Potash ETF
Global X Guru® Index ETF
Global X Scientific Beta Japan ETF
Global X Millennials Thematic ETF

SUPPLEMENT DATED JULY 3, 2018

TO THE PROSPECTUSES, SUMMARY PROSPECTUSES, AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE ABOVE SERIES ("FUNDS") OF THE TRUST, DATED MARCH 1, 2018,  AS SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to the terms in the Prospectuses, Summary Prospectuses, and Statements of Additional Information for the Funds.

On February 12, 2018, Global X Management Company LLC ("Global X"), the Funds' current investment adviser, entered into an agreement and plan of merger (the "Acquisition Agreement") pursuant to which MAGI Merger Sub LLC, a direct, wholly-owned subsidiary of Horizons ETFs Management (USA) LLC ("Horizons") and an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. ("Mirae"), would be merged with and into Global X (the "Transaction"), subject to certain conditions.  Pursuant to the Acquisition Agreement, Horizons acquired all of the equity interests of Global X, and Global X became a direct, wholly-owned subsidiary of Horizons and an indirect, wholly-owned subsidiary of Mirae.  In this manner, Global X is ultimately controlled by Mirae.  The Transaction closed on July 2, 2018 (such closing date being the "Effective Date").

Under the Investment Company Act of 1940, as amended (the "1940 Act"), the closing of the Transaction resulted in a change of control of Global X, and the assignment and automatic termination of the Investment Advisory Agreements between the Trust, on behalf of each Fund, and Global X (together, the "Current Advisory Agreements"). Accordingly, on February 23, 2018, the Board of Trustees of the Trust (the "Board"), on behalf of each Fund, at an in-person meeting, approved an interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and Global X (together, the "Interim Advisory Agreements"), pursuant to which Global X may serve as the interim investment adviser to the Fund, subject to certain conditions.

Each Interim Advisory Agreement took effect as of the Effective Date, and will terminate upon the earlier to occur of: (a) 150 calendar days after the Effective Date and the termination of the relevant Current Advisory Agreement; or (b) the approval of a new Investment Advisory Agreement by the shareholders of a Fund (together, the "Proposed Advisory Agreements"). In addition, any advisory fees earned by Global X pursuant to the Interim Advisory Agreements during the term of the Agreements will be held in an interest-bearing escrow account with the Trust's custodian or a bank.

The Interim Advisory Agreements contain the same terms and conditions as the Current Advisory Agreements, with the exception of the Interim Advisory Agreements' effective and termination dates and differences in the terms and conditions that the Board, including a majority of the Trustees of the Trust who are not "interested persons," as that term is defined in the 1940 Act, found to be immaterial.

If a majority of a Fund's outstanding voting shares do not approve a Fund's Proposed Advisory Agreement, then Global X, as the interim investment adviser, will be paid out of the escrow account the lesser of (a) any costs in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

In the event that the Proposed Advisory Agreement is not approved by a Fund's shareholders, the Board will take such actions as the Board believes are in the best interests of the Fund and its shareholders, including, potentially, liquidating the Fund.

For more information, please contact the Trust at 1-888-493-8631.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE